UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017 (June 12, 2017)

BNC Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or other jurisdiction of incorporation)	000-50128 (Commission File Number)	47-0898685 (I.R.S. Employer Identification No.)

3980 Premier Drive, Suite 210 High Point, North Carolina (Address of Principal Executive Offices)		27265 (Zip Code)

(336) 476-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2017, BNC Bancorp (the “Company” or “BNC”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, shareholders voted on the following matters: (1) a proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 22, 2017, by and among Pinnacle Financial Partners, Inc. (“Pinnacle”), BNC, and Blue Merger Sub, Inc. (“Merger Sub”), as such agreement may be amended from time to time (the “Merger Agreement”) (the “Merger Proposal”); (2) a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of BNC may receive in connection with the Merger (as defined in the Merger Agreement) pursuant to existing agreements or arrangements with BNC (the “Compensation Proposal”); and (3) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

Proposal 1—the Merger Proposal

With respect to the Merger Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
36,825,736	677,161	927,825	0

Proposal 2—the Compensation Proposal

With respect to the Compensation Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
24,670,168	12,229,869	1,530,685	0

Proposal 3—the Adjournment Proposal

With respect to the Adjournment Proposal, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
34,964,157	2,514,980	951,584	0

Item 8.01.	Other Events.

On June 12, 2017, the Company and Pinnacle issued a joint press release announcing the voting results for the proposals considered at the Special Meeting and the special meeting of Pinnacle shareholders, also held on June 12, 2017. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 12, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

	By:	/s/ David B. Spencer
	Name: Title:	David B. Spencer Senior Executive Vice President and Chief Financial Officer

Date: June 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 12, 2017